Earnings per Common Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings per Common Share
Earnings per Common Share
We present basic and diluted earnings per share. Basic earnings per share is calculated by dividing the net income attributable to the owners of QIAGEN N.V. by the weighted average number of common shares outstanding. Diluted earnings per share reflect the potential dilution that would occur if all “in the money” options and warrants to issue common shares were exercised. The following schedule summarizes the information used to compute earnings per common share:

	Years ended December 31,
(in thousands, except per share data)	2017	2016	2015
Net income attributable to the owners of QIAGEN N.V.	$40,394	$80,404	$130,148

Weighted average number of common shares used to compute basic net income per common share	228,074	234,800	233,483
Dilutive effect of stock options and restrictive stock units	4,760	4,193	5,028
Dilutive effect of outstanding warrants	175	—	136
Weighted average number of common shares used to compute diluted net income per common share	233,009	238,993	238,647
Outstanding options and awards having no dilutive effect, not included in above calculation	52	210	37
Outstanding warrants having no dilutive effect, not included in above calculation	30,434	25,800	26,071

Basic earnings per common share attributable to the owners of QIAGEN N.V.	$0.18	$0.34	$0.56
Diluted earnings per common share attributable to the owners of QIAGEN N.V.	$0.17	$0.34	$0.55